UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22448

American Funds Tax-Exempt Fund of New York
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Tax-Exempt Fund of New YorkSM

First report to shareholders, for the period ended January 31, 2011

American Funds Tax-Exempt Fund of New York seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the cumulative total return on a $1,000 investment with all distributions reinvested for the period ended December 31, 2010 (the most recent calendar quarter-end):

Since fund’s inception
Class A shares	(November 1, 2010)

Reflecting 3.75% maximum sales charge	–7.02%

The fund’s estimated gross and net expense ratios for Class A shares are 0.98% and 0.79%, respectively, for the current fiscal year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser is reimbursing certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. The gross expense ratio does not reflect the expense reimbursements currently in effect. Fund results and the net expense ratio reflect the reimbursements, without which the results would have been lower and the net expense ratio would have been higher. See the fund’s prospectus or the Financial Highlights table on pages 20 and 21 for details.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The fund is more susceptible to factors adversely affecting issuers of its state’s tax-exempt securities than a more widely diversified municipal bond fund. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

We are pleased to present you with our first shareholder report for American Funds Tax-Exempt Fund of New York. This report covers a period of three months, from the commencement of fund operations on November 1, 2010, through January 31, 2011, the midpoint of the fund’s fiscal year. This report also gives us the opportunity to welcome shareholders to the newest tax-exempt bond fund to be added to the American Funds family.

American Funds Tax-Exempt Fund of New York was created to provide investors with a high level of current income exempt from regular federal, New York state and New York City income taxes by investing primarily in municipal securities issued by the state of New York and its agencies and municipalities. Under normal conditions, the fund will invest at least 90% of its assets in investment-grade securities — bonds rated BBB/Baa or better — or unrated securities determined to be of equivalent quality by the fund’s investment adviser.

For its inaugural period, the fund’s monthly dividends totaled about 4 cents a share, representing an income return of 0.41%. For shareholders in the 43.2% combined effective federal, New York state and New York City tax bracket,* this is equivalent to a taxable return of 0.72%.

The fund’s total return for the period, which includes a decline in share price, was –4.20%. That result outpaced the Lipper New York Municipal Debt Funds Average, a peer group measure, which lost 5.93%. The fund’s return was in line with the 4.22% loss recorded by the unmanaged Barclays Capital New York Municipal Index, which measures the investment-grade market. The index return does not reflect expenses.

*The combined federal, New York state and New York City tax rate noted above is an “effective” tax rate, reflecting the deductibility of state and local taxes on federal tax returns. The fund did not pay capital gains distributions.

[Begin Sidebar]
The fund’s 30-day yield for Class A shares as of February 28, 2011, reflecting the 3.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.15%, which reflects an expense reimbursement (2.77% without the expense reimbursement). (For investors in the 43.2% tax bracket, this is equivalent to a taxable yield of 5.55%, which reflects the expense reimbursement — 4.88% without the expense reimbursement.)
[End Sidebar]

The municipal bond market

The fund began operations in a period of heightened volatility across the broader municipal bond market. In part, this was due to sales of bonds by investors seeking to reallocate a portion of their assets to equities as the U.S. economy continued to show signs of improvement. Unfavorable news headlines focusing on state and local budget difficulties placed further pressure on municipal bond prices.

In addition, the municipal market continued to feel the lingering effects of the loss of bond insurers and the AAA ratings they conferred on insured bonds. More than two years since the role of insurers was greatly diminished, some investors are still adjusting to a market comprising a vast number of issuers, most of which are not insured.

Like many states, New York is facing a substantial budget shortfall for the upcoming fiscal year. At the end of the fund’s fiscal period, Gov. Andrew Cuomo proposed a fiscal 2012 budget that includes steep cuts to education and health care spending to help close an estimated $10 billion deficit. The budget proposal does not recommend any tax increases. The state’s seasonally adjusted unemployment rate was 8.2% in December, below the national rate of 9.4% and New York’s 2009 peak of 8.9%.

Your fund’s approach

While American Funds Tax-Exempt Fund of New York is in the early months of its life, the financial professionals who manage the fund have deep experience investing in the New York municipal bond market. Our portfolio counselors and analysts rely on in-depth, extensive research to gauge the relative health of issuers and evaluate the credit features of securities.

We are pleased with the fund’s initial progress in the three months since it was launched. The broad market decline has presented us with opportunities to invest in a wide diversity of bonds at what we believe are attractive valuations. This includes securities from across the credit-quality spectrum, representing a variety of sectors. (Turn to page 4 for a breakdown of the portfolio.)

In the foreseeable future, we expect continued volatility. While the state and national economies have been improving, a number of uncertainties remain. These include continued state and local budgetary constraints, high unemployment and the possibility of inflation and rising interest rates. The portfolio counselors of American Funds Tax-Exempt Fund of New York will remain focused on identifying investment opportunities that offer attractive yields while paying careful attention to risk. We take a long-term approach to investing and encourage you to do the same.

We are grateful to have this opportunity to discuss the initial progress of the fund and look forward to reporting to you again at the close of this fiscal year.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Karl J. Zeile

Karl J. Zeile
President

March 17, 2011

For current information about the fund, visit americanfunds.com.

Investment portfolio, January 31, 2011
unaudited

[begin pie chart]
Quality ratings*

Aaa/AAA	13.4%
Aa/AA	28.5
A/A	21.2
Baa/BBB	13.5
B/B	2.0
Unrated	5.0
Short-term securities & other assets less liabilities	16.4

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, securities are put in the highest category consistent with fund investment policies. Securities in the "unrated" category (at left) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies.

[end pie chart]

Bonds & notes - 83.63%	Principal amount (000)	Value (000)	Percent of net assets

New York - 81.93%
State issuers - 46.75%
Dormitory Auth., Court Facs. Lease Rev. Bonds (City of New York Issue), Series 2005-A, AMBAC insured, 5.50% 2029	1,000	$1,003	1.91%
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2010-A, 5.00% 2035	1,000	960	1.83
Dormitory Auth., Mount Sinai School of Medicine of New York University, Rev. Bonds, Series 2010-A, 5.00% 2021	1,000	1,032	1.97
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.25% 2021	500	525
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.50% 2040	500	490	1.93
Dormitory Auth., NYU Hospitals Center Rev. Bonds, Series 2011-A, 6.00% 2040	1,000	982	1.87
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2015	720	736	1.40
Dormitory Auth., St. John's University Insured Rev. Bonds, Series 2007-C, National insured, 5.25% 2030	1,000	984	1.87
Dormitory Auth., State of New York Consolidated Service Contract, Rev. Ref. Bonds, Series 2010, 5.00% 2020	500	542	1.03
Dormitory Auth., State Personal Income Tax Rev. Bonds (Education), Series 2009-A, 5.00% 2038	1,000	973
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2010-F, 5.00% 2024	1,000	1,055	3.86
Energy Research and Dev. Auth., Facs. Rev. Bonds (Consolidated Edison Co. of New York, Inc. Project), Series 2010-A, AMT, 1.45% 2036 (put 2012)	1,000	998	1.90
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (Bank of America Tower at One Bryant Park Project), Series 2010, 6.375% 2049	1,000	1,009	1.92
Liberty Dev. Corp., Rev. Bonds (Goldman Sachs Headquarters Issue), Series 2005, 5.25% 2035	1,000	972	1.85
Local Government Assistance Corp., Ref. Bonds (Public Benefit Corp. of the State of New York), Series 2008-A, 5.00% 2020	1,175	1,289	2.45
Metropolitan Transportation Auth., Dedicated Tax Fund Bonds, Series 2004-C, AMBAC insured, 5.50% 2017	1,000	1,143	2.18
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2010-D, 5.00% 2017	1,000	1,087	2.07
Mortgage Agcy., Mortgage Rev. Bonds, Series 45, 4.50% 2029	1,000	1,056	2.01
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 166, 5.00% 2031	1,000	1,002	1.91
Port Auth. of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project), Series 8, 5.00% 2020	1,000	970	1.85
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2009, 5.00% 2020	1,000	1,089	2.07
Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2010-A, 5.00% 2015	750	837	1.59
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2008-A, 5.00% 2020	1,000	1,083
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2010-A-1, 5.00% 2019	1,000	1,118	4.19
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2010-A-2, 5.00% 2020	1,000	1,071	2.04
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (General Purpose), Series 2010-A, 5.00% 2020	500	553	1.05
		24,559	46.75

City & county issuers - 35.18%
City of Albany Capital Resource Corp., Rev. Bonds (St. Peter's Hospital of the City of Albany Project), Series 2011, 6.25% 2038	1,000	989	1.88%
Dutchess County Local Dev. Corp., Rev. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2030	500	490
Dutchess County Local Dev. Corp., Rev. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2040	1,000	948	2.74
Essex County Industrial Dev. Agcy., Solid Waste Disposal, Rev. Ref. Bonds, Series 2005-A, AMT, 5.20% 2023	750	710	1.35
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.25% 2014	1,000	1,105
Long Island Power Auth., Electric System General Rev. Bonds, Series 2009-A, 5.50% 2024	1,055	1,098	4.19
City of New York, G.O. Bonds, Fiscal 2008 Series L, Subseries L-1, 5.00% 2023	1,000	1,039
City of New York, G.O. Bonds, Fiscal 2010 Series E, 5.00% 2025	1,000	1,024	3.93
New York City Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Staten Island University Hospital Project), Series 2001-A, 6.375% 2031	1,000	967	1.84
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project), Series A, 6.25% 2015	500	490
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project), Series A, 6.50% 2035	500	467	1.82
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2005, AMT, 7.625% 2025	1,000	1,037	1.97
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Fiscal 2009 Series EE, 5.25% 2040	1,000	1,004	1.91
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2010 Series D, 5.00% 2023	1,000	1,064
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2011 Series C, 5.25% 2025	1,000	1,066	4.05
New York City, Health and Hospitals Corp., Health System Bonds, Series 2010-A, 5.00% 2019	500	539
New York City, Health and Hospitals Corp., Health System Bonds, Series 2010-A, 5.00% 2021	540	564
New York City, Health and Hospitals Corp., Health System Bonds, Series 2010-A, 5.00% 2025	500	490	3.03
Niagara County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref. Bonds (American Ref-Fuel Co. of Niagara, L.P. Fac.), Series 2001-D, 5.55% 2024 (put 2015)	1,000	1,011	1.92
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Peconic Landing at Southold, Inc. Project), Series 2010, 5.875% 2030	1,000	944	1.80
Suffolk County Industrial Dev. Agcy., Industrial Dev. Rev. Bonds (KeySpan-Port Jefferson Energy Center, LLC Project), Series 2003-A, AMT, 5.25% 2027	500	470	.89
Westchester County Health Care Corp., Rev. Bonds, Series 2010-B, 6.00% 2030	1,000	967	1.86
		18,483	35.18

Puerto Rico - 0.86%
Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, National insured, 0% 2043	4,000	451	.86

Virgin Islands - 0.84%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 2009-A-1, 5.00% 2029	500	439	.84

Total bonds & notes (cost: $45,754,000)		43,932	83.63

Short-term securities - 10.81%

City of New York, G.O. Bonds, Fiscal 1994 Series A-7, 0.24% 2020 (1)	1,200	1,200
City of New York, G.O. Bonds, Fiscal 2004 Series H, Subseries H-4, 0.23% 2034 (1)	1,000	1,000	4.19
City of Syracuse, Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Syracuse University Project), Series 2008-A-2, 0.25% 2037 (1)	400	400
City of Syracuse, Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Syracuse University Project), Series 2008-A-1, 0.25% 2037 (1)	905	905	2.48
New York City, Industrial Dev. Agcy., Demand Civic Fac. Ref. and Improvement Rev. Bonds (2005 American Civil Liberties Union Foundation, Inc. Project), 0.24% 2035 (1)	900	900	1.71
Trust for Cultural Resources of the City of New York, Rev. Ref. Bonds (Lincoln Center for the Performing Arts, Inc.), Series 2008-A-2, 0.26% 2035 (1)	275	275
Trust for Cultural Resources of the City of New York, Rev. Ref. Bonds (Lincoln Center for the Performing Arts, Inc.), Series 2008-A-1, 0.28% 2035 (1)	1,000	1,000	2.43

Total short-term securities (cost: $5,680,000)		5,680	10.81

Total investment securities (cost: $51,434,000)		49,612	94.44
Other assets less liabilities		2,923	5.56

Net assets		$52,535	100.00%

(1) Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities			unaudited
at January 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $51,434)			$49,612
Cash			5,118
Receivables for:
Sales of fund's shares	$179
Interest	452		631
			55,361
Liabilities:
Payables for:
Purchases of investments	2,680
Repurchases of fund's shares	1
Dividends on fund's shares	100
Investment advisory services	17
Services provided by related parties	28
Other	-	*	2,826
Net assets at January 31, 2011			$52,535

Net assets consist of:
Capital paid in on shares of beneficial interest			$54,358
Distributions in excess of net investment income			(1)
Net unrealized depreciation			(1,822)
Net assets at January 31, 2011			$52,535

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (5,507 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$51,112	5,358	$9.54
Class B	38	4	9.54
Class C	411	43	9.54
Class F-1	477	50	9.54
Class F-2	497	52	9.54

*Amount less than one thousand.

See Notes to Financial Statements

Statement of operations			unaudited
for the period November 1, 2010(1) to January 31, 2011	(dollars in thousands)

Investment income:
Income:
Interest			$290
Fees and expenses(2):
Investment advisory services	$44
Distribution services	29
Transfer agent services	4
Administrative services	-	(3)
Registration statement and prospectus	92
Custodian	-	(3)
Other	1
Total fees and expenses before reimbursement	170
Less reimbursement of fees and expenses	86
Total fees and expenses after reimbursement			84
Net investment income			206

Net unrealized depreciation on investments			(1,822)

Net decrease in net assets resulting from operations			$(1,616)

(1)Commencement of operations.
(2)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(3)Amount less than one thousand.

See Notes to Financial Statements

Statement of changes in net assets	(dollars in thousands)
for the period November 1, 2010* to January 31, 2011†

Operations:
Net investment income			$206
Net unrealized depreciation on investments			(1,822)
Net decrease in net assets resulting from operations			(1,616)

Dividends paid or accrued to shareholders from net investment income			(207)

Net capital share transactions			54,358

Total increase in net assets			52,535

Net assets:
Beginning of period			-
End of period (including distributions in excess of
net investment income: $(1))			$52,535

*Commencement of operations.
†Unaudited.

See Notes to Financial Statements

Notes to financial statements
                                                                                         unaudited

1.	Organization

American Funds Tax-Exempt Fund of New York (the “fund”) was organized on July 16, 2010, as a Delaware statutory trust. On October 25, 2010, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on November 1, 2010, upon the initial purchase of investment securities. The fund’s fiscal year ends on July 31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

The fund has five share classes, some of which are only available to limited categories of investors. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Classes F-1 and F-2	None	None	None
*Class B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data. For certain distressed securities, valuations may include cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts.

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At January 31, 2011, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in municipal bonds of issuers within the state of New York — Because the fund invests in securities of issuers within the state of New York, the fund is more susceptible to factors adversely affecting issuers of New York securities than a comparable municipal bond mutual fund that does not concentrate in a single state. For example, such factors may include political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial or economic difficulties, and changes in the credit ratings assigned to New York’s municipal issuers. New York’s economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile. More detailed information about the risks of investing in New York municipal securities is contained in the statement of additional information.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features could cause the fund to experience a loss and may affect its share price.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Concentration — Investing significantly in municipal obligations of issuers in the same state or similar project type may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund’s share price may increase.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended January 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of January 31, 2011, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$55
Gross unrealized depreciation on investment securities	(1,878)
Net unrealized depreciation on investment securities	(1,823)
Cost of investment securities	51,435

Tax-exempt income distributions paid or accrued to shareholders were as follows:

Share class	For the period November 1, 2010* to January 31, 2011
Class A	$201,877
Class B	67
Class C	563
Class F-1	2,076
Class F-2	2,275
Total	$206,858

*Commencement of operations.

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.18% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. For the period ended January 31, 2011, the investment advisory services fee was $44,000, which was equivalent to an annualized rate of 0.375% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ending January 31, 2011, the total fees and expenses reimbursed by CRMC were $86,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class F-2. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of January 31, 2011, there were no unreimbursed expenses subject to reimbursement for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described on the previous page and above for the period ended January 31, 2011, were as follows:

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services
Class A	$28,314	$4,214	Not applicable	Not applicable
Class B	48	1	Not applicable	Not applicable
Class C	346	Included in administrative services	$24	$7
Class F-1	204		78	16
Class F-2	Not applicable		85	17
Total	$28,912	$4,215	$187	$40

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows:

	Sales(1)		Reinvestments of dividends			Repurchases(1)		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
For the period November 1, 2010(2) to January 31, 2011
Class A	$52,908,151	5,359,754	$7,669	802		$(30,343)	(3,176)	$52,885,477	5,357,380
Class B	38,510	3,964	42	4		-	-	38,552	3,968
Class C	412,748	42,999	402	42		-	-	413,150	43,041
Class F-1	500,000	50,000	-	-		-	-	500,000	50,000
Class F-2	520,350	52,138	3		-(3)	(3)	-(3)	520,350	52,138
Total net increase
(decrease)	$54,379,759	5,508,855	$8,116	848		$(30,346)	(3,176)	$54,357,529	5,506,527

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one share.

8.	Investment transactions and other disclosures

The fund made purchases of investment securities, excluding short-term securities and U.S. government obligations, if any, of $45,813,000 during the period ended January 31, 2011. The fund did not sell any investment securities, excluding short-term securities and U.S. government obligations, if any, during the period ended January 31, 2011.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and Securities and Exchange Commission ("SEC") registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $8,000. These expenses are not included in the accompanying financial statements.

Financial highlights(1)

			Loss from investment operations(2)
		Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3)(4)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements(4)	Ratio of net income to average net assets(4)

Class A:	Period from 11/1/2010 to 1/31/2011(5)	$10.00	$.04	$(.46)	$(.42)	$(.04)	$9.54	(4.20)%	$51,112.36%		.18%	.44%

Class B:	Period from 11/1/2010 to 1/31/2011(5)	10.00	.02	(.46)	(.44)	(.02)	9.54	(4.35)	38.66		.35	.33

Class C:	Period from 11/1/2010 to 1/31/2011(5)	10.00	.03	(.46)	(.43)	(.03)	9.54	(4.31)	411.84		.37	.38

Class F-1:	Period from 11/1/2010 to 1/31/2011(5)	10.00	.04	(.46)	(.42)	(.04)	9.54	(4.19)	477.33		.17	.43

Class F-2:	Period from 11/1/2010 to 1/31/2011(5)	10.00	.05	(.46)	(.41)	(.05)	9.54	(4.15)	497.30		.13	.47

For the period
11/1/2010(1) to 1/31/2011(5)

Portfolio turnover rate for all share classes	0%

(1)Based on operations from 11/1/2010, commencement of operations, through 1/31/2011, and, accordingly, is not representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact of certain reimbursements from CRMC. During the period shown, CRMC reimbursed other fees and expenses.
(5)Unaudited.

See Notes to Financial Statements

Expense example
     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, Class F-1 and F-2 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value	Ending account value 1/31/2011	Expenses paid during period	Annualized expense ratio

Class A -- actual return	$1,000.00	$958.04	$1.78	.73%
Class A -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class B -- actual return	1,000.00	956.45	3.44	1.41
Class B -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class C -- actual return	1,000.00	956.92	3.59	1.47
Class C -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class F-1 -- actual return	1,000.00	958.13	1.68	.69
Class F-1 -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 -- actual return	1,000.00	958.51	1.29	.53
Class F-2 -- assumed 5% return	1,000.00	1,022.53	2.70	.53

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of each share class on November 1, 2010. The “assumed 5% return” line is based on 184 days.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through March 31, 2012. The board determined that the fund’s proposed advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board took into account information furnished to them throughout the year in connection with their service as board members of other American Funds, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board also considered the nature, extent and quality of administrative, compliance and shareholder services proposed to be provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board concluded that the nature, extent and quality of the services provided by CRMC should benefit the fund and its shareholders.

2. Investment results

The board considered the manner in which CRMC proposed to manage the fund to achieve the fund’s objective of providing a high level of current income exempt from regular federal, New York state and New York City income taxes. The board concluded that CRMC’s record in managing fixed-income securities indicated that its management of the fund should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board reviewed the proposed advisory fees and projected total expenses of the fund (each as a percentage of net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper New York Municipal Debt Funds Index (the Lipper category in which the fund is expected to be included) for their latest fiscal years. They observed that the fund’s proposed advisory fees would be below the median of funds in that comparison group. They also observed that although the fund’s projected total expenses would be above the median for such other funds, many of the other funds in the index did not have 12b-1 expenses, and the fund’s projected total expenses excluding 12b-1 and other distribution-related expenses would be below the median of the funds in the comparison group. The board also noted the breakpoint discounts in the fund’s proposed advisory fee structure that would reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees proposed to be paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board concluded that the fund’s proposed cost structure was fair and reasonable in relation to the services that CRMC proposed to provide, and that the shareholders will receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board considered a variety of other benefits that would be received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board reviewed CRMC’s portfolio trading practices, noting that while CRMC would receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it would not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board took these ancillary benefits into account in evaluating the reasonableness of the proposed advisory fees and other amounts that were proposed to be paid to CRMC by the fund.

5. Adviser financial information

The board reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s proposed advisory fee structure. The board concluded that the fund’s proposed advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Tax-Exempt Fund of New York files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Tax-Exempt Fund of New York, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

This page intentionally left blank.

What makes American Funds different?

For 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
>American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-941-0311P

Litho in USA CGD/RRD/10153-S27804

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 31, 2011

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: March 31, 2011